[STATE SEAL]	ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
	Carson City, Nevada 89701-4299	Filed in the office of	Document Number
	(775) 684-5708	/s/ Ross Miller	20100540475-08
	Website: secretaryofstate.biz		Filing Time and Date
		Ross Miller	07/21/2010 4:15 PM
Articles of Merger		Secretary of State	Entity Number
		State of Nevada	E0252752005-2
(PURSUANT TO NRS 92A.200)
Page 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT		ABOVE SPACE IS FOR OFFICE USE ONLY

(Pursuant to Nevada Revised Statutes Chapter 92A)
(excluding 92A.200(4b))

1)
Name and jurisdiction of organization of each constituent entity (NRS 92A.200). If there are more than four merging entities, check box and ☐ attach an 8 1/2"x 11" blank sheet containing the required information for each additional entity.

Umami Sustainable Seafood Inc.
Name of merging entity

Nevada                    corporation
Jurisdiction                    Entity type *

Name of merging entity

Jurisdiction                    Entity type *

Name of merging entity

Jurisdiction                    Entity type *

Name of merging entity

Jurisdiction                    Entity type *

Name of merging entity

Jurisdiction                    Entity type *

and,
Lions Gate Lighting Corp.
Name of surviving entity

Nevada                    corporation
Jurisdiction                    Entity type *

* Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.
Filing Fee: $350.00

This form must be accompanied by appropriate fees.	Nevada Secretary of State 92A Merger Page 1
Nevada v [ ] C7 System Online	Revised: [ ]

[STATE SEAL]	ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684-5708
Website: secretaryofstate.biz

Articles of Merger

(PURSUANT TO NRS 92A.200)
Page 2

USE BLACK INK ONLY - DO NOT HIGHLIGHT		ABOVE SPACE IS FOR OFFICE USE ONLY

2)	Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger - NRS 92A.1 90):

Attn:

c/o:

3)	(Choose one)

☒    The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).

☐    The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180)

4)
Owner's approval (NRS 92A.200)(options a, b, or c must be used, as applicable, for each entity) (If there are more than four merging entities, check box ☐ and attach an 8 1/2"x 11" blank sheet containing the required information for each additional entity):

(a)    Owner's approval was not required from

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Lions Gate Lighting Corp.
Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.	Nevada Secretary of State 92A Merger Page 2
Nevada v [ ] C7 System Online	Revised: [ ]

[STATE SEAL]	ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684-5708
Website: secretaryofstate.biz

Articles of Merger

(PURSUANT TO NRS 92A.200)
Page 3

USE BLACK INK ONLY - DO NOT HIGHLIGHT		ABOVE SPACE IS FOR OFFICE USE ONLY

(b)    The plan was approved by the required consent of the owners of *:

Umami Sustainable Seafood Inc.
Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

This form must be accompanied by appropriate fees.	Nevada Secretary of State 92A Merger Page 3
Nevada v [ ] C7 System Online	Revised: [ ]

[STATE SEAL]	ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684-5708
Website: secretaryofstate.biz

Articles of Merger

(PURSUANT TO NRS 92A.200)
Page 4

USE BLACK INK ONLY - DO NOT HIGHLIGHT		ABOVE SPACE IS FOR OFFICE USE ONLY

(c)    Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

The plan of merger has been approved by the directors of the corporation and by each public officer of other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.	Nevada Secretary of State 92A Merger Page 4
Nevada v [ ] C7 System Online	Revised: [ ]

[STATE SEAL]	ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684-5708
Website: secretaryofstate.biz

Articles of Merger

(PURSUANT TO NRS 92A.200)
Page 5

USE BLACK INK ONLY - DO NOT HIGHLIGHT		ABOVE SPACE IS FOR OFFICE USE ONLY

5)	Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:

1.    Name of the Corporation: Umami Sustainable Seafood Inc.

6)	Location of Plan of Merger (check a or b):

☐    (a) The entire plan of merger is attached;
or,

☒
(b) The entire plan of merger is on filed at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7)	Effective date (optional)**: August 20, 2010

* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and Restated," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

** A merger takes effect upon filing the articles of merger or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed (NRS 92A.240).

This form must be accompanied by appropriate fees.	Nevada Secretary of State 92A Merger Page 5
Nevada v [ ] C7 System Online	Revised: [ ]

[STATE SEAL]	ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684-5708
Website: secretaryofstate.biz

Articles of Merger

(PURSUANT TO NRS 92A.200)
Page 6

USE BLACK INK ONLY - DO NOT HIGHLIGHT		ABOVE SPACE IS FOR OFFICE USE ONLY

8)
Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited partnership; A manager of each Nevada limited-liability company with managers or all the members if there are no managers; A trustee of each Nevada business trust (NRS 92A.230) *

(If there are more than four merging entities, check box ☐ and attach 8 1/2"x 11" blank sheet containing the required information for each additional entity.):

Umami Sustainable Seafood Inc.
Name of merging entity

X /s/ Daniel S. Zang	President	7/19/2010
Signature	Title	Date

Name of merging entity

X
Signature	Title	Date

Name of merging entity

X
Signature	Title	Date

Name of merging entity

X
Signature	Title	Date

Lions Gate Lighting Corp.
Name of surviving entity

X /s/ Daniel S. Zang	Chief Financial Officer	7/19/2010
Signature	Title	Date
* The articles of merger must be signed by each foreign constituent entity in the manner provided by the laws governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.	Nevada Secretary of State 92A Merger Page 6
Nevada v [ ] C7 System Online	Revised: [ ]

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND REGISTERED AGENT AND
STATE BUSINESS LICENSE APPLICATION OF:

FILE NUMBER
UMAMI SUSTAINABLE SEAFOOD INC.	E0252752005-2
NAME OF CORPORATION

FOR THE FILING PERIOD OF	5/2011	TO	5/2012	[Barcode]
*110101*
**YOU MAY FILE THIS FORM ONLINE AT www.nvsos.gov**
The entity's duly appointed registered agent in the State of Nevada upon whom process can be served is:

NEVADA AGENCY AND TRANSFER COMPANY (Commercial	Filed in the office of	Document Number
Registered Agent)	/s/ Ross Miller	20110391611-15
50 WEST LIBERTY STREET SUITE 880		Filing Date and Time
RENO, NV 89501 USA	Ross Miller	05/26/2011 7:43 AM
	Secretary of State	Entity Number
A FORM TO CHANGE REGISTERED AGENT INFORMATION IS FOUND AT: www.nvsos.gov	State of Nevada	E0252752005-2
(This document was filed electronically)
USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY
☐ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)
IMPORTANT: Read instructions before completing and returning this form.

1.
Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An Officer must sign the form. FORM WILL BE RETURNED IF UNSIGNED.

2.	If there are additional officers, attach a list of them to this form.

3.
Return the complete form with the filing fee. Annual list fee is based upon the current total authorized stock as explained in the Annual List Fee Schedule For Profit Corporations. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be seemed an amended list for the previous year.

4.	State business license fee is $200.00. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.

5.	Make your check payable to the Secretary of State.

6.
Ordering copies: If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. A copy fee of $2.00 per page is required for each additional copy generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.

7.	Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.

8.
Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

CHECK ONLY IF APPLICABLE				Section 7(2) Exemption Codes
☐	Pursuant to NRS, this corporation is exempt from the business license fee. Exemption code:			001 - Governmental Entity
				002 - 501(c) Nonprofit Entity
☐	Month and year your State Business License expires:	20		003 - Home-based Business
				004 - Natural person with 4
☐	This corporation is a publicly traded corporation. The Central Index Key number is:		0001368765	or less rental dwelling units
				005 - Motion Picture Company
☐	This publicly traded corporation is not required to have a Central Index Key number.			006 - NRS 560B.020 Insurance Co.

NAME	TITLE(S)
OLI VALUR STEINDORSSON	PRESIDENT	(OR EQUIVALENT OF)

ADDRESS	CITY	STATE	ZIP CODE
405 LEXINGTON AVENUE 26TH FLOOR, SUITE 2640, USA	NEW YORK	NY	10174

7

NAME	TITLE(S)
DAN ZANG	SECRETARY	(OR EQUIVALENT OF)

ADDRESS	CITY	STATE	ZIP CODE
405 LEXINGTON AVENUE 26TH FLOOR, SUITE 2640, USA	NEW YORK	NY	10174

NAME	TITLE(S)
MICHAEL DAVID GAULT	TREASURER	(OR EQUIVALENT OF)

ADDRESS	CITY	STATE	ZIP CODE
1230 COLUMBIA STREET SUITE 1100	SAN DIEGO	CA	92101

I declare to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of sections 6 to 18 of AB 146 of the 2009 session of the Nevada Legislature and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X /s/ DAN ZANG	Title	Date
Signature of Officer	SECRETARY	5/26/2011 7:26:39 AM

Nevada Secretary of State Annual List Profit
Revised: 8-05-09

8

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND REGISTERED AGENT OF

FILE NUMBER
UMAMI SUSTAINABLE SEAFOOD INC.	E0252752005-2

NAME	TITLE(S)
OLI VALUR STEINDORSSON	DIRECTOR

ADDRESS	CITY	STATE	ZIP CODE
405 LEXINGTON AVENUE 26TH FLOOR, SUITE 2640, USA	NEW YORK	NY	10174

NAME	TITLE(S)
JAMES WHITE	DIRECTOR

ADDRESS	CITY	STATE	ZIP CODE
1230 COLUMBIA STREET SUITE 1100	SAN DIEGO	CA	92101

NAME	TITLE(S)
YUKUO TAKENAKA	DIRECTOR

ADDRESS	CITY	STATE	ZIP CODE
1230 COLUMBIA STREET SUITE 1100	SAN DIEGO	CA	92101

NAME	TITLE(S)
DOUGLAS DUNN	DIRECTOR

ADDRESS	CITY	STATE	ZIP CODE
1230 COLUMBIA STREET SUITE 1100	SAN DIEGO	CA	92101

NAME	TITLE(S)

ADDRESS	CITY	STATE	ZIP CODE

NAME	TITLE(S)

ADDRESS	CITY	STATE	ZIP CODE

NAME	TITLE(S)

ADDRESS	CITY	STATE	ZIP CODE

NAME	TITLE(S)

ADDRESS	CITY	STATE	ZIP CODE

9